UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 6, 2003

Z-Tel Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)

SIGNATURE
Ex-99.1 Earnings Press Release
Ex-99.2 Earnings Call Transcript

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     We announced the results of our operations for the quarter ended September 30, 2003 via a news release and an earnings conference call on November 6, 2003. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K. A transcript of the earnings call is attached as Exhibit 99.2 to this Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 12, 2003.

Z-TEL TECHNOLOGIES, INC.

BY:	/s/ D. Gregory Smith Name: D. Gregory Smith Title: Chief Executive Officer

A signed original of this Form 8-K has been provided to Z-Tel Technologies, Inc. and will be retained by Z-Tel Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.